SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of Report (Date of earliest event reported):  February  16,
2005

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                        February 16, 2005


ITEM   5.02.   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


      (b) On February 16, 2005, the Company appointed John D. Klopfenstein as the Controller and Chief Accounting Officer of the Company, effective February 18, 2005. Mr. Klopfenstein will replace Gregory B. Lechwar, who resigned his position, effective February 18, 2005, to accept a position with another company. Mr. Klopfenstein, age 41, served as Director, Business Development and Planning, of the Company from June 1, 2003 to the present date and as Manager, Corporate Development, of the Company from July 1, 1996 to May 31, 2003.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                            PATRIOT  TRANSPORTATION  HOLDING, INC.


Date: February  16,  2005   By: /s/ Ray M. Van Landingham

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                            Ray M. Van Landingham
                            Vice President, Finance and
                            Administration and Chief Financial
                            Officer

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